Exhibit 99.1

Zymeworks Announces Share Repurchase Program of up to $125 Million of its Common Stock

Vancouver, British Columbia (May 14, 2026) – Zymeworks Inc. (Nasdaq: ZYME), a biotechnology company managing a portfolio of licensed healthcare assets while developing a diverse pipeline of novel, multifunctional biotherapeutics, today announced that its Board of Directors has authorized a 2026 share repurchase program under which the Company may repurchase up to $125.0 million of its outstanding common stock, par value $0.00001 per share. Concurrently, Zymeworks has terminated its existing 2025 share repurchase program under which the Company has repurchased 4,197,553 million shares of common stock for $102.3 million, representing an average purchase price of $24.36 per common share.

“The authorization of this 2026 share repurchase program reflects our continued focus on disciplined capital allocation and long-term value creation,” said Kenneth Galbraith, Chair and Chief Executive Officer of Zymeworks. “We believe this program provides an efficient mechanism to return capital to stockholders, while preserving the flexibility to further invest in our R&D pipeline and pursue strategic opportunities.”

As of May 13, 2026, the Company had approximately 73.0 million outstanding common shares.

The program will be funded through the Company’s strong balance sheet, leveraging its financial capacity to repurchase shares. The shares may be repurchased from time to time in open market transactions, or other means in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-18 of the Exchange Act. The timing, number of shares repurchased, and prices paid for the shares under this program will depend on general business and market conditions as well as corporate and regulatory limitations, prevailing stock prices, and other considerations. The 2026 share repurchase program may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of common stock.

About Zymeworks Inc.

Zymeworks is a global biotechnology company managing a portfolio of licensed healthcare assets and developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease. Zymeworks’ asset and royalty aggregation strategy focuses on optimizing positive future cash flows from an emerging portfolio of licensed products such as Ziihera® (zanidatamab-hrii) and other licensed products and product candidates, such as pasritamig. In addition, Zymeworks is also building a portfolio of healthcare assets that can generate strong cash flows, while supporting the development of innovative medicines. Zymeworks engineered and developed Ziihera, a HER2-targeted bispecific antibody using Zymeworks’ proprietary Azymetric™ technology and has entered into separate agreements with BeOne Medicines Ltd. (formerly BeiGene, Ltd.) and Jazz Pharmaceuticals Ireland Limited granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zymeworks is rapidly advancing a robust pipeline of product candidates, leveraging its expertise in both antibody drug conjugates and multispecific antibody therapeutics targeting novel pathways in areas of significant unmet medical need. Zymeworks’

complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutics. These capabilities have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ ability to execute the share repurchase program, in whole or in part; Zymeworks’ flexibility to invest in its R&D pipeline and pursue strategic opportunities while returning capital to stockholders; expected benefits to stockholders of share repurchases; Zymeworks’ expectations regarding implementation of its long-term strategy to maximize value creation; Zymeworks’ and its partners’ clinical development of product candidates; potential safety profile and therapeutic effects of product candidates; the commercial potential of technology platforms and product candidates; the anticipated benefits of its collaboration agreements; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, “preserve”, “intend”, “could”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not be able to successfully execute the share repurchase program; the anticipated benefits of the share repurchase program may not be realized; Zymeworks may not achieve milestones or receive additional payments or royalties under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions, including the impact of tariffs; potential negative impacts of FDA regulatory delays and uncertainty around recent policy developments, changes in the leadership of federal agencies such as the FDA, staff layoffs, budget cuts to agency programs and research, and changes in drug pricing controls; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; Zymeworks’ business strategy related to anticipated and potential future milestones and royalty streams and existing and potential new partnerships may not be successfully implemented; Zymeworks’ evolution of its business strategy may not deliver meaningful stockholder returns; Zymeworks may be unsuccessful in actively managing and/or aggregating revenue-generating assets alongside its active R&D operations; ongoing and future clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; data providing early validation of our antibody drug conjugate platform and next generation pipeline programs may not be replicated in future studies; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; the inability of Zymeworks to identify and consummate a strategic acquisition; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedarplus.ca).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor Inquiries:

Shrinal Inamdar

Vice President, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Diana Papove

Vice President, Corporate Communications

(604) 678-1388

media@zymeworks.com